Exhibit 99.1

DEBTOR(S):Escalera Resources Co.MONTHLY OPERATING REPORT

CHAPTER 11

CASE NUMBER:15-22395-TBM

Form 2-A

COVER SHEET

For Period End Date:    November 30, 2015

Accounting Method:	X	Accrual Basis	Cash Basis

THIS REPORT IS DUE 21 DAYS AFTER THE END OF THE MONTH

Debtor must attach each of the following documents unless the U. S. Trustee

Mark One Box for Eachhas waived the requirement in writing.  File the original with the Clerk of Court.

Required Document:Submit a duplicate, with original signature, to the U. S. Trustee.

Report/Document Attached	Previously Waived	REQUIRED REPORTS/DOCUMENTS

X	1. Cash Receipts and Disbursements Statement (Form 2-B)

X	2. Balance Sheet (Form 2-C)

X	3. Profit and Loss Statement (Form 2-D)

X	4. Supporting Schedules (Form 2-E)

X	5. Quarterly Fee Summary (Form 2-F)

X	6. Narrative (Form 2-G)

X	7. Bank Statements for All Bank Accounts
(Redact all but last 4 digits of account number and remove check images)
X	8. Bank Statement Reconciliations for all Bank Accounts

n/a	9. Evidence of insurance for all policies renewed or replaced during month

I declare under penalty of perjury that the following Monthly Operating Report, and any attachments thereto are true, accurate and correct to the best of my knowledge and belief.

Executed on:1/8/2016 Print Name:Adam Fenster

Signature:/s/ Adam Fenster

Title:Chief Financial Officer

Rev. 1/15/14

DEBTOR(S):Escalera Resources Co.CASE NO:15-22395-TBM

Form 2-B

CASH RECEIPTS AND DISBURSEMENTS STATEMENT

For Period:    November 5, 2015 to November 30, 2015

CASH FLOW SUMMARY

		Current Month		Accumulated

1.	Beginning Cash Balance	$10,037,754.37	(1)	$10,037,754.37	(1)

2.	Cash Receipts
	Operations	1,144,912.14		1,144,912.14
	Sale of Assets	0		0
	Loans/advances	0		0
	Other	0		0

	Total Cash Receipts	$1,144,912.14		$1,144,912.14

3.	Cash Disbursements
	Operations	398,424.93		398,424.93
	Debt Service/Secured loan payment	0		0
	Professional fees/U.S. Trustee fees	0		0
	Professional fees paid from retainer (e.g. COLTAF accts)	0		0
	Other	398,424.93		398,424.93

	Total Cash Disbursements	$398,424.93		$398,424.93

4.	Net Cash Flow (Total Cash Receipts less Total Cash Disbursements)	746,487.21		746,487.21

5.	Ending Cash Balance (to Form 2-C)	$10,784,241.58	(2)	$10,784,241.58	(2)

CASH BALANCE SUMMARY

	Financial Institution	Book Balance
Petty Cash	None	$0.00

DIP Operating Account	Vectra Bank – 5792483439	743,554.04

DIP State Tax Account	None	0.00

DIP Payroll Account	None	0.00

Other Operating Account	Vectra Bank – 5790706534	9,513,685.40

	American National Bank – 60161310	82,394.29

Retainers held by professionals (i.e. COLTAF)	Per Form 2-E	444,607.85

TOTAL (must agree with Ending Cash Balance above)		$10,784,241.58	(2)

(1)	Accumulated beginning cash balance is the cash available at the commencement of the case and retainers.

Current month beginning cash balance should equal the previous month's ending balance.

(2)	All cash balances should be the same.Rev. 1/15/14

DEBTOR(S):Escalera Resources Co.CASE NO:15-22395-TBM

Form 2-B

CASH RECEIPTS AND DISBURSEMENTS STATEMENT

For Period:    November 5, 2015 to November 30, 2015

CASH RECEIPTS DETAIL	Account No:	5792483439

 (attach additional sheets as necessary)

Date	Payer	Description	Amount
11/10/2015	Escalera Resources	Transfer from prior operating account	$385,375.80
11/23/2015	XTO Energy	Revenue - non-operated properties	2,871.75
11/23/2015	Plains Marketing, L.P.	Revenue - non-operated properties	343.54
11/24/2015	EnCana Oil & Gas (USA) Inc	Revenue - non-operated properties	107.77
11/25/2015	Cooperative Heath Solutions,	Rental sublease income	1,800.00
11/25/2015	Cajun-Ivy Investments	Joint interest billing reimbursement	104.99
11/25/2015	Black Bear Oil Corp.	Revenue - non-operated properties	2.62
11/25/2015	Thunder Oil and Gas	Joint interest billing reimbursement	17.36
11/25/2015	PetroHill Resources, LLC	Joint interest billing reimbursement	75.08
11/25/2015	Forestar Petroleum Corp.	Revenue - non-operated properties	1,777.54
11/25/2015	Oasis Petroleum North America	Revenue - non-operated properties	1,308.30
11/25/2015	Providence Energy Corp.	Joint interest billing reimbursement	169.63
11/25/2015	PRE Resources Rockies, L.P.	Revenue - non-operated properties	576.96
11/25/2015	Silver Creek Oil & Gas, LLC	Joint interest billing reimbursement	288.59
11/25/2015	American National Bank	Interest income	8.82
11/25/2015	American National Bank	Interest income	1.76
11/25/2015	EOG Resources, Inc.	Revenue - non-operated properties	67.78
11/25/2015	Moncrief Royalty Account	Revenue - non-operated properties	109.18
11/25/2015	Shell Trading	Revenue - non-operated properties	9,901.66
11/25/2015	Freeport-McMoRan Oil & Gas LLC	Revenue - non-operated properties	192.33
11/25/2015	Statoil Oil & Gas LP	Revenue - non-operated properties	4,762.70
11/25/2015	K.P. Kauffman Company, Inc.	Revenue - non-operated properties	172.69
11/25/2015	Merit Energy Company	Revenue - non-operated properties	235.68
11/27/2015	ConocoPhillips Company	Revenue - non-operated properties	29,307.78
11/27/2015	XTO Energy	Revenue - non-operated properties	620.92
11/30/2015	Vectra Bank	Interest income	1,728.17
11/30/2015	Summit Energy LLC	Revenue - operated and non-operated properties	702,982.74

		Total Cash Receipts	$1,144,912.14	(1)

(1)  Total for all accounts should agree with total cash receipts listed on Form 2-B, page 1Rev. 1/15/14

DEBTOR(S):Escalera Resources Co.CASE NO:15-22395-TBM

Form 2-B

CASH RECEIPTS AND DISBURSEMENTS STATEMENT

For Period:    November 5, 2015 to November 30, 2015

CASH DISBURSEMENTS DETAIL	Account No:	5792483439

 (attach additional sheets as necessary)

Date	Check No.	Payer	Description	Amount
11/18/15	wire	Discovery Outsourcing	Company payroll - period ending 11/18/15	$101,541.70
11/20/15	43664	Carol A. Osborne	Employee expense reimbursement	289.73
11/20/15	43665	IMA, Inc.	Bond fees	1,250.00
11/20/15	43666	James T. Albi	Professional fee - Operations Manager	10,000.00
11/20/15	43667	PAETEC	Operating expense	9.78
11/20/15	43668	Rebecca Deck	Employee expense reimbursement	48.26
11/20/15	43669	Rocky's Quik Stop	Operating expense	41.14
11/20/15	43670	Shepard's	Operating expense	318.24
11/20/15	43671	Rosemont WTC Denver	Rent - Denver office	16,217.69
11/20/15	43672	Anadarko E&P Onshore LLC	Joint interest billing payment	14,720.67
11/20/15	43673	BreitBurn Operating LP	Joint interest billing payment	15,652.77
11/20/15	43674	Chaco Energy Co.	Joint interest billing payment	251.40
11/20/15	43675	Charles Chambers	Employee expense reimbursement	155.15
11/20/15	43676	Forestar Petroleum Corp.	Joint interest billing payment	5,009.43
11/20/15	43677	John McDiffett	Employee expense reimbursement	229.48
11/20/15	43678	Memorial Production Operating	Joint interest billing payment	1,621.58
11/20/15	43679	Montex Drilling Company	Joint interest billing payment	2,133.05
11/20/15	43680	Omimex Petroleum Inc	Joint interest billing payment	564.41
11/20/15	43681	PRE Resources Rockies, L.P.	Joint interest billing payment	3,543.56
11/20/15	43682	Robert Belford	Employee expense reimbursement	157.84
11/20/15	43683	Sam Ellis	Employee expense reimbursement	4,782.00
11/20/15	43684	Samantha Quenzer	Employee expense reimbursement	159.28
11/20/15	43685	Samson Resources Company	Joint interest billing payment	1,587.31
11/20/15	43686	Summit Gas Resources, Inc.	Joint interest billing payment	26.22
11/23/15	43688	Burlington Resources	Joint interest billing payment	93,310.59
11/23/15	43689	Natrona County Treasurer	Wyoming License plates	577.26
11/24/15	wire	Discovery Outsourcing	Company payroll - final pay for terminated employees	12,188.21
11/30/15	wire	Office of Natural Resources	Federal lease rental payment	3,756.00
11/30/15	wire	Office of Natural Resources	Federal royalties	107,461.50
11/30/15	n/a	Vectra Bank	Monthly bank fees	820.68

			Total Cash Disbursements	$398,424.93 (1)

(1)  Total for all accounts should agree with total cash disbursements listed on Form 2-B, page 1Rev. 1/15/14

DEBTOR(S):Escalera Resources Co.CASE NO:15-22395-TBM

Form 2-C

COMPARATIVE BALANCE SHEET

For Period Ended:    November 30, 2015

ASSETS		Current Month	Petition Date (1)
Current Assets:
Cash (from Form 2-B, line 5)		$10,784,241	$10,037,754
Accounts Receivable (from Form 2-E)		1,702,698	1,843,543
Receivable from Officers, Employees, Affiliates		340,466	408,716
Inventory		2,084,388	1,995,798
Other Current Assets :(List)	Cash held in escrow	303,393	303,393
	Prepaid expenses and deposits	612,733	709,197
	Hedge-related current assets	107,663	203,570
Total Current Assets		$15,935,583	$15,501,971

Fixed Assets:
Land		$1,169,011	$1,169,011
Building		-	-
Equipment, Furniture and Fixtures		166,203,257	166,099,098
Total Fixed Assets		167,372,268	167,268,109
Less: Accumulated Depreciation		(107,704,680)	(107,050,551)
Net Fixed Assets		$59,667,588	$60,217,558

Other Assets (List):	Investment in Eastern Washakie	5,272,518	5,272,518
	Other assets	104,484	104,484
TOTAL ASSETS		$80,980,174	$81,096,531

LIABILITIES
Post-petition Accounts Payable (from Form 2-E)		$197,190	$2,548
Post-petition Accrued Professional Fees (from Form 2-E)		-	-
Post-petition Taxes Payable (from Form 2-E)		70,623	-
Post-petition Notes Payable		-	-
Other Post-petition Payable(List):	Accrued revenue payable	187,977	-
	Other accrued liabilities and expenses	137,252	-
Total Post Petition Liabilities		$593,041	$2,548

Pre Petition Liabilities:
Secured Debt		42,840,471	42,874,598
Priority Debt		167,840	178,428
Unsecured Debt		11,466,546	11,429,928
Total Pre Petition Liabilities		54,474,858	54,482,954

TOTAL LIABILITIES		$55,067,899	$54,485,502

OWNERS' EQUITY
Owner's/Stockholder's Equity		$82,996,569	$82,996,569
Retained Earnings – Prepetition		(56,390,659)	(56,385,540)
Retained Earnings - Post-petition		(693,635)	-
TOTAL OWNERS' EQUITY		$25,912,275	$26,611,029

TOTAL LIABILITIES AND OWNERS' EQUITY		$80,980,174	$81,096,531

(1)	Petition date values are taken from the Debtor's balance sheet as of the petition date or are the values listed on the Debtor's schedules.REV 1/15/14

DEBTOR(S):Escalera Resources Co.CASE NO:15-22395-TBM

Form 2-D

PROFIT AND LOSS STATEMENT

For Period:    November 5, 2015 to November 30, 2015

	Current Month	Accumulated Total (1)

Gross Operating Revenue	$1,145,556	$1,145,556
Less: Discounts, Returns and Allowances	0	0

Net Operating Revenue	$1,145,556	$1,145,556

Cost of Goods Sold	668,251	668,251

Gross Profit	$477,305	$477,305

Operating Expenses:
Officer Compensation	$30,714	$30,714
Selling, General and Administrative	138,375	138,375
Rents and Leases	22,554	22,554
Depreciation, Depletion and Amortization	654,129	654,129
Other (list):	0	0
	0	0

Total Operating Expenses	$845,772	$845,772

Operating Income (Loss)	$(368,467)	$(368,467)

Non-Operating Income and Expenses
Other Non-Operating Expenses	$0	$0
Gains (Losses) on Sale of Assets	0	0
Interest Income	1,450	1,450
Interest Expense	(133,717)	(133,717)
Other Non-Operating Income	0	0

Net Non-Operating Income or (Expenses)	$(132,267)	$(132,267)

Reorganization Expenses
Legal and Professional Fees	$192,902	$192,902
Other Reorganization Expense	0	0

Total Reorganization Expenses	$192,902	$192,902

Net Income (Loss) Before Income Taxes	$(693,635)	$(693,635)

Federal and State Income Tax Expense (Benefit)	0	0

NET INCOME (LOSS)	$(693,635)	$(693,635)

(1)	Accumulated Totals include all revenue and expenses since the petition date.

REV 1/15/14

DEBTOR(S):Escalera Resources Co.CASE NO:15-22395-TBM

Form 2-E (Page 1 of 2)

SUPPORTING SCHEDULES

For Period:    November 5, 2015 to November 30, 2015

Summary of Post-Petition Taxes
	1	2	3	4
Type of tax	Unpaid post-petition taxes from prior reporting month(1)	Post-petition taxes accrued this month (new obligations)	Post-petition tax payments made this reporting month	Unpaid post-petition taxes at end of reporting month (columns 1+2-3)
Federal
Employee income tax withheld	$ -	12,302	(12,302)	$ -
Employee FICA taxes withheld	$ -	5,218	(5,218)	$ -
Employer FICA taxes	$ -	5,284	(5,284)	$ -
Unemployment taxes	$ -			$ -
Other:____________________	$ -			$ -
State
Sales, use & excise taxes	$ -			$ -
Unemployment taxes	$ -			$ -
Other:_state income tax withheld	$ -	1,334	(1,334)	$ -
Local
Personal property taxes	$ -			$ -
Real property taxes	$ -			$ -
Other:____________________	$ -			$ -
			Total unpaid post-petition taxes	$ -

(1)	For first report, the beginning balance in column 1 will be $0; thereafter, beginning balance will be ending balance from prior report.
Insurance Coverage Summary
Type of insurance	Insurance carrier	Coverage amount	Policy expiration date	Premium paid through date
Workers' compensation - CO	American Zurich	1,000,000	4/1/2016	Paid with each payroll
Workers' compensation - WY	State of WY	WY statutory limits	11/19/2016	Paid with each payroll
General liability	St Paul Fire and Marine	2,000,000	10/1/2016	3/1/2016
Property (fire, theft, etc.)
Vehicle	St Paul Fire and Marine	1,000,000	10/1/2016	3/1/2016
Other (list): Umbrella	St Paul Fire and Marine	10,000,000	10/1/2016	3/1/2016
Other (list): D&O	National Union Fire	15,000,000	7/1/2016	7/1/2016
If any policies were renewed or replaced during reporting period, attach new certificate of insurance.

DEBTOR(S):Escalera Resources Co.CASE NO:15-22395-TBM

Form 2-E (Page 2 of 2)

SUPPORTING SCHEDULES

For Period:    November 5, 2015 to November 30, 2015

Accounts Receivable Aging Summary (attach detailed aging report)
	30 days or less	31 to 60 days	61 to 90 days	Over 90 days	Total at month end
Pre-petition receivables	162,461	63	84,372	485,783	732,679
Post-petition receivables	970,019				970,019
Total	1,132,480	63	84,372	485,783	1,702,698

Post-Petition Accounts Payable Aging Summary (attach detailed aging report)
	30 days or less	31 to 60 days	61 to 90 days	Over 90 days	Total at month end
Trade Payables	197,190				197,190
Other Payables
Total	197,190				197,190

SCHEDULE OF PAYMENTS TO ATTORNEYS AND OTHER PROFESSIONALS
	Month-end	Current	Paid in
	Retainer	Month's	Current	Court Approval	Month-end
	Balance	Accrual	Month	Date	Balance Due *
Debtor's Counsel	$ 70,000
Counsel for Unsecured
Creditors' Committee
Trustee's Counsel
Accountant
Creditor Counsel	$ 190,286	$ 97,621			$ 97,621
Creditor Advisors	$ 184,322	$ 133,861			$ 133,861
Other:
Total	$ 444,608	$ 231,482			$ 231,482
*Balance due to include fees and expenses incurred but not yet paid.
SCHEDULE OF PAYMENTS AND TRANSFERS TO PRINCIPALS/EXECUTIVES**
Payee Name	Position		Nature of Payment		Amount
Charles Chambers	Chief Executive Officer		Compensation - period ending 11/20/15		$ 11,538
Charles Chambers	Chief Executive Officer		Expense reimbursement		155
Adam Fenster	Chief Financial Officer		Compensation - period ending 11/20/15		7,692
Gary Grinsfelder	Chief Operating Officer		Compensation - period ending 11/20/15		7,692
Carol Osborne	Secretary		Compensation - period ending 11/20/15		3,791
Carol Osborne	Secretary		Expense reimbursement		290

**List payments and transfers of any kind and in any form made to or for the benefit of any proprietor, owner, partner, shareholder, officer, or director.

DEBTOR(S):Escalera Resources Co.CASE NO:15-22395-TBM

Form 2-F

QUARTERLY FEE SUMMARY *

For Month Ended:           November 30, 2015

			Cash		Quarterly		Date
Month	Year		Disbursements **		Fee Due	Check No.	Paid
January		$	$ 0
February			$ 0
March			$ 0

TOTAL 1st Quarter		$	$ 0	$
April		$	$ 0
May			$ 0
June			$ 0
TOTAL 2nd Quarter		$	$ 0	$
July		$	$ 0
August			$ 0
September			$ 0
TOTAL 3rd Quarter		$	$ 0	$
October	2015	$	$ 0
November	2015		$ 398,425
December	2015		$ 0
TOTAL 4th Quarter		$	$ 398,425	$	$ 1,950

FEE SCHEDULE (as of JANUARY 1, 2008)
Subject to changes that may occur to 28 U.S.C. §1930(a)(6)
Quarterly Disbursements		Fee			Quarterly Disbursements		Fee
$0 to $14,999.....................		$ 325			$1,000,000 to $1,999,999....................		$ 6,500
$15,000 to $74,999.............		$ 650			$2,000,000 to $2,999,999...................		$ 9,750
$75,000 to $149,999.............		$ 975			$3,000,000 to $4,999,999.....................		$ 10,400
$150,000 to $224,999.........		$ 1,625			$5,000,000 to $14,999,999 …….		$ 13,000
$225,000 to $299,999..........		$ 1,950			$15,000,000 to $29,999,999….		$ 20,000
$300,000 to $999,999.........................		$ 4,875			$30,000,000 or more		$ 30,000

* This summary is to reflect the current calendar year's information cumulative to the end of the reporting period

** Should agree with line 3, Form 2-B.  Disbursements are net of transfers to other debtor in possession bank accounts

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]

In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

Rev. 1/15/14

DEBTOR(S):Escalera Resources Co.CASE NO:15-22395-TBM

Form 2-G

NARRATIVE

For Period Ended:    November 30, 2015

Please provide a brief description of any significant business and legal actions taken by the debtor, its creditors, or the court during the reporting period, any unusual or non-recurring accounting transactions that are reported in the financial statements, and any significant changes in the financial condition of the debtor which have occurred subsequent to the report date.

On November 5, 2015, Escalera Resources Co. (the “Company”) filed a voluntary petition in the United States Bankruptcy Court for the District of Colorado (the “Court”) seeking relief under the provisions of Chapter 11 of Title 11 of the United States Code. The Company’s Chapter 11 case is being administered as, In re: Escalera Resources Co., Case No. 15-22395-TBM (the “Bankruptcy Case”). The Company will continue to operate the business as debtors-in-possession under the jurisdiction of the Court.

From November 5th through November 30th, there were no unusual or non-recurring accounting transactions reflected in the accompanying financial statements.

The Company's final order authorizing the use of postpetition cash collateral order was granted on December 2, 2015. Subsequent to November 30, 2015, there have been no significant changes in the Company's financial condition, nor have there been any significant events that have occurred.

Rev. 1/15/14